UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

[   ]

Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

TRAFALGAR RESOURCES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

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Date Filed:

Trafalgar Resources, Inc.

____________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Approximate Date of Mailing: February 20, 2019

TO THE STOCKHOLDERS OF TRAFALGAR RESOURCES INC.:

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

THE “MERGER” (DEFINED BELOW) HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE STOCKHOLDER WHO OWNS A MAJORITY (APPROXIMATELY 95%) OF THE OUTSTANDING SHARES OF COMMON STOCK OF TRAFALGAR RESOURCES, INC. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

GENERAL

This Information Statement is furnished by the Board of Directors (the “Board”) of Trafalgar Resources, Inc. (the “Company”) to inform our holders of record of common stock, no par value (the “Common Stock”), as of the close of business on February 19, 2019 (the “Record Date”) that, in lieu of a meeting of stockholders, we have solicited and obtained a written consent from the stockholder representing a majority of our outstanding shares of stock entitled to vote approving our reincorporation in Delaware by merger with and into China Foods Holdings Ltd., a Delaware corporation (the “Merger”).

Stockholders who together own approximately 5,000,000 shares (approximately 95.2%) of the 5,251,309 shares of Common Stock outstanding as of the date of this Information Statement, signed a written consent approving the Merger and the related transactions. Such approval and consent are sufficient under Utah law and our Bylaws to approve the Merger. Accordingly, the Agreement and Plan of Merger and the transactions contemplated in that agreement have been approved, and neither a meeting of our stockholders nor additional written consents are necessary.  This Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Merger in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including particularly Regulation 14C. The Merger will become effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.

The mailing address for the principal executive offices of the Company is:

Trafalgar Resources, Inc.

Everbright Center, Suite 3102

108 Gloucester Road

Wanchai, Hong Kong

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS

REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

TRAFALGAR RESOURCES, INC.

INFORMATION STATEMENT

FOR MERGER INTO CHINA FOODS HOLDINGS LTD.

SUMMARY

Transaction:	Reincorporation of the Company by merger with and into China Foods Holdings Ltd., a Delaware corporation (the “Merger”)
Purpose:	To position the Company under the rules and regulations of the State of Delaware. See “Merger.”
Record Date:	February 19, 2019
Exchange Ratios:	One share of China Foods Holdings Ltd. common stock will be issued in exchange for each share of our common stock held as of the record date. See “Merger.”
Effective Date:	As soon as practicable, but in no event sooner than twenty days from the date of our mailing of this Information Statement to our stockholders.
Additional Provisions:

The Merger will result in:

•

The surviving corporation being known as “China Foods Holdings Ltd.”

•

An increase in the par value of the common stock we are authorized to issue; and

•

Our being governed by the Delaware General Corporation Law (the “DGCL”) and by the Charter and Bylaws of China Foods Holdings Ltd.

See “Merger.”

Unless otherwise indicated in this information statement, “us,” “we,” “our,” “the company” and similar terms refer to Trafalgar Resources Inc., a Utah corporation.

TABLE OF CONTENTS

MERGER	1
QUESTIONS AND ANSWERS	2
DISSENTER’S RIGHTS OF APPRAISAL	20
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	23
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF	24
CERTAIN INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS	25
ADDITIONAL INFORMATION	27
MISCELLANEOUS	28
EXHIBITS INDEX	29

INFORMATION STATEMENT

MERGER

This Information Statement is being mailed on or about February 15, 2019, to our stockholders of record as of February 19, 2019.  Prior to that date, our Board unanimously approved the adoption of a proposal that we merge into and with China Foods Holdings Ltd. (“China Foods”), a recently formed Delaware corporation that is wholly owned by our 95.2% stockholder.  A copy of our Agreement and Plan of Merger with China Foods is attached to this Information Statement as Exhibit A.  As a result of the Merger, the Company will cease to exist and China Foods will succeed to all of our business, properties, assets and liabilities to the extent permitted by law.

As of January 23, 2019, upon the recommendation of our board of directors, HY (HK) Financial Investments Co., Ltd, the holder of approximately 95.2% our outstanding common stock and voting power, signed a written consent approving the Merger.  As a result, the Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

The Merger will become effective at the later to occur of our filing of a Certificate of Merger with the Secretary of State of the State of Delaware, pursuant to Section 252 of the Delaware General Corporation Law (“DGCL”), and a Statement/Articles of Merger with the Utah Division of Corporations and Commercial Code, pursuant to Section 1101 et seq. of the Utah Revised Business Corporation Act (“URBCA”).  We anticipate that the Merger will become effective as soon as practicable, but in no event sooner than 20 days after our mailing of this Information Statement to our stockholders.

At the effective time of the Merger, each share of our common stock that you hold will be converted into one share of China Foods’s common stock.  As a result, you will automatically become a stockholder of China Foods and cease to be a stockholder of the Company.  After the Merger, the only rights which you will have as stockholder of the Company will be the rights provided in the Agreement and Plan of Merger, China Foods’s Charter and Bylaws and under Title 8, Chapter 1 of the DGCL.

The Merger will cause certain things about our Company to change, including:

•

The surviving entity will be known as China Foods;

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The title to all our property will be vested in the surviving entity, China Foods;

•

China Foods will assume all of the liabilities of the Company;

•

China Foods will be authorized to issue up to 100,000,000 shares of common stock;

•

Corporate actions of the surviving entity will be governed by the DGCL and by China Foods’ Charter and Bylaws; and

•

Our management team and Board of Directors will experience the following changes:

o

The Company’s current directors will remain directors of China Foods. Kong Xiao Jun is the director of the Company and of China Foods. The sole director of China Foods, Yunsi Liu, will also remain as a director of China Foods.

o

The Company’s current Chief Executive Officer and Chief Financial Officer will remain as Chief Executive Officer and Chief Financial Officer of China Foods.

China Foods was incorporated on January 10, 2019, for the purpose of facilitating the Company’s reincorporation in Delaware.  China Foods currently has no business operations.  See “Certain Information Regarding Our Directors and Executive Officers” below.

After the Merger takes effect, the surviving corporation will be a Delaware corporation operating subject to the requirements of the DGCL and China Foods’s Charter and Bylaws.  These changes will alter some of your rights as a stockholder of the Company.  See “Differences Between Our Charter and Bylaw Provisions and Those of China Foods, and the Provisions of Utah and Delaware Law” below.  China Foods’s Charter and Bylaws are attached to this Information Statement as Exhibits B and C, respectively.

Although some of your rights as a stockholder will change as a result of our reincorporation from Utah to Delaware, the Merger will not result in any material changes to our business, management, assets, liabilities or net worth.

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to questions you may have concerning the Merger and subsequent governance under Delaware law.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should read the entire Information Statement carefully, as well as its exhibits and the documents incorporated by reference in this Information Statement.

Q:

WHAT ARE THE REASONS FOR THE MERGER AND RELATED TRANSACTIONS?

A:

Our offices and directors have determined to pursue a new strategy that may involve the development and distribution of health related products, including supplements, across the globe, with a focus on opportunities in mainland China, Europe, and Australia. The Board believes that reincorporating in Delaware will put our company in the best position to raise additional capital and grow our business.

Q.

WHY ARE WE NOT CHANGING THE NAME OF THE SURVIVING CORPORATION IN THE MERGER TO TRAFALGAR RESOURCES INC.?

A.

The name Trafalgar Resources, Inc. is a holdover from a period in the past when our company operated under a completely different strategy that is no longer relevant for our business.  Following the Merger, our primary business operations may involve the development and distribution of health related products, including supplements, across the globe, with a focus on opportunities in mainland China, Europe, and Australia, and we believe that the name ”China Foods Holdings Ltd.” more accurately reflects our current and future business focus.

Q:

WHY AREN’T WE HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A:

The Board has already approved the Merger and related transactions and we have received the written consent of a holder of our common stock representing more than a majority of the voting power of our outstanding common stock approving the Merger. Under the Utah Revised Business Corporation Act (“URBCA”) and our charter documents, this transaction may be approved by the written consent of a majority of the voting power of our common stock entitled to vote on it.  Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q:

WHAT ARE THE PRINCIPAL FEATURES OF THE MERGER?

A:

The Merger will be accomplished by merging our Company with and into China Foods. At the time of the Merger, one fully paid and non-assessable share of China Foods’s common stock will be issued for each outstanding share of our common stock that is held by our stockholders.  Upon effectiveness of the Merger, the shares of the Company will cease trading and the shares of China Foods will begin trading in their place, under a new trading symbol and CUSIP Number that has not been assigned yet.  As a result of the Merger, the Company will cease to exist and China Foods will succeed to all of our business, properties, assets and liabilities, to the extent permitted by law.  See “Merger” above.

In addition, the company surviving the Merger will be governed by the DGCL and by China Foods’s Charter and Bylaws, which will replace our current Articles of Incorporation and Bylaws.  These changes will alter your present rights as a stockholder of our company.  See “Differences Between Our Charter and Bylaw Provisions and Those of China Foods, and the Provisions of Utah and Delaware Law” below.

Q:

HOW DOES REINCORPORATION AFFECT OUR OFFICERS AND DIRECTORS?

A:

The Company’s directors and officers are the same as China Foods’s officers and directors and they will remain so upon effectiveness of the Merger; therefore, the reincorporation will have no effect on our officers and directors.  See “Certain Information Regarding Our Directors and Executive Officers” below.

The Board believes that Delaware law, strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Delaware will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers.

Q:

HOW WILL THE REINCORPORATION AFFECT OUR STOCKHOLDERS AND THEIR SHARES OF CAPITAL STOCK?

A:

As of the date hereof, 5,251,309 shares of our common stock were issued and outstanding.  Our certificate of incorporation authorizes 100,000,000 shares of capital stock, no par value per share.

The charter of China Foods authorizes 100,000,000 shares of capital stock, $0.0001 par value per share, of which 100,000,000 shares are authorized as common stock.

The common stock is currently listed under the ticker symbol “TFLG.” China Foods will apply for a new ticker symbol.

At the effective time of our Merger with China Foods, each share of our common stock that you hold will be converted into one share of China Foods’s common stock. Therefore, after the effective date of the Merger, you will own the same class of stock and the same percentage ownership of China Foods as you currently own of the Company.  Neither our company nor China Foods will issue any additional shares of stock in connection with the Merger.  The number of shares of our common stock that are issued and outstanding on the effective date of the Merger will become the number of shares of common stock of China Foods outstanding immediately after the Merger.

After the Merger takes effect, our future corporate actions will be governed by the DGCL and by China Foods’s Charter and Bylaws.  These changes will alter your present rights as one of our stockholders.  See “Differences Between Our Charter and Bylaw Provisions and Those of China Foods, and the Provisions of Utah and Delaware Law” below.

Q:

HOW IS MY STOCK CONVERTED INTO SHARES OF CHINA FOODS’S STOCK?

A:

As soon as the Merger is effective you will cease to be a holder of the Company common stock and you will automatically become a holder of China Foods’s common stock.  Your shares of the Company’s common stock will automatically convert into shares of China Foods common stock on a one-for-one basis.

Q:

WILL I NEED TO OBTAIN NEW STOCK CERTIFICATES?

A:

At the effective time of the Merger, each stock certificate representing shares of the Company stock that were issued and outstanding immediately before such effective time will automatically represent the same number of shares of stock of the same class and series of China Foods.  Shortly after the completion of the Merger, China Foods will send written notice to all stockholders of record with instructions on how to exchange their Company stock certificates for China Foods stock certificates.

A stockholder seeking to make this exchange will be subject to normal requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.  Before this exchange occurs, Company stock certificates that our stockholders hold as of the effective time of the Merger will continue to validly represent the shares of China Foods’s stock that such stockholders acquire as a result of the Merger.  YOU DO NOT NEED TO EXCHANGE YOUR EXISTING TRAFALGAR RESOURCES, INC. STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CHINA FOODS UNTIL WE REQUEST THIS EXCHANGE BY SEPARATE WRITTEN NOTICE.

Even after we send you this exchange notice, if, for any reason, you fail to exchange your stock certificates for China Foods stock certificates, your stock certificates will continue to validly represent the shares of China Foods’s stock that were formerly the Company shares evidenced by such certificates.

Q:

WILL MY STOCK REMAIN FREELY TRADEABLE?

A:

After completion of the Merger, you may continue to make sales or transfers using Company stock certificates.  As noted above, until you exchange your stock certificates for China Foods stock certificates, your Company stock certificates will continue to validly represent shares of China Foods’s stock that were formerly Company shares evidenced by such certificates.

Under Rule 145(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), a Merger which has the sole purpose of changing an issuer’s domicile within the United States does not involve a sale of securities for purposes of the Securities Act.  Accordingly, separate registration of shares of common stock of China Foods will not be required in connection with the Merger.

If you hold shares of ours that are freely tradable before the effective time of the Merger, you will own the same number of freely tradeable shares of China Foods after the effective time.  Similarly, if you hold any securities of ours with transfer restrictions before the effective time of the Merger, you will hold equivalent securities of China Foods after the effective time with the same transfer restrictions.  For purposes of computing the holding period under Rule 144 of the Securities Act, any stock of China Foods acquired on conversion of your Company stock upon the Merger will be deemed to have been acquired on the date that you originally acquired those shares of the Company

Q:

CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A:

Yes, under Utah law, you may qualify for appraisal rights.  See “Dissenter’s Rights of Appraisal” below.

Q:

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

A:

We believe that the Merger will be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.  Accordingly, for federal income tax purposes, you should not recognize any gain or loss by reason of the Merger.  Each share of China Foods’s stock that you acquire by reason of the Merger should have the same tax basis and the same holding period as the equivalent Company stock from which such shares of China Foods stock were converted, provided that you hold such shares of Company stock as a capital asset on the date the Merger is effected.

For federal income tax purposes, neither our company nor China Foods will recognize any gain or loss by reason of the Merger.  China Foods will generally succeed, without adjustment, to the tax attributes of the Company.  There should be no accounting consequences of the Merger, as China Foods will succeed to the accounts and accounting methods of the Company

Tax provisions are complex and subject to change.  This summary is included for general information only and does not purport to be a complete discussion of all of the possible federal tax consequences of the Merger.  No effort has been made here to summarize the treatment of the Merger under the various tax laws of states to which our stockholders are subject.  WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO THE APPLICATION AND EFFECT OF YOUR OWN STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Q:

ARE THERE ANY REGULATORY APPROVALS REQUIRED FOR THE MERGER?

A:

No regulatory approvals are required for the Merger.

Q:

WHO WILL PAY THE TRANSACTION COSTS?

A:

We will pay all of the transaction costs, including distributing this Information Statement and the cost of exchanging certificates representing shares of the Company for certificates representing shares of China Foods. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.  We do not anticipate contracting for other services in connection with the Merger.

Q:

CAN THE MERGER BE ABANDONED OR CHANGED?

A:

We anticipate that the Merger will become effective as soon as practicable after the distribution of this Information Statement.  However, the Agreement and Plan of Merger provides that the Merger may be abandoned by our Board at any time before the effective time, even though it has already been approved by our stockholders.  In addition, we may amend the agreement before the effective time, either before or after the receipt of stockholder approval.  However, we may not amend the agreement if such amendment would alter or change the amount or kind of shares to be received by our stockholders in the Merger, alter or change any term of China Foods’s charter, or cause any alteration or change that would adversely affect our stockholders, without first receiving the necessary stockholder consents.

Q:

WHAT ARE THE DISADVANTAGES OF REINCORPORATING IN DELAWARE?

A:

Despite the unanimous belief of our Board that being organized under the laws of the State of Delaware is in the best interest of our company and its stockholders, Delaware law and Utah law differ in some respects.  With respect to some of these differences, Delaware law may be less favorable to stockholders than Delaware law.  For a comparison of stockholders’ rights under Utah and Delaware law, see “Differences Between Our Charter and Bylaw Provisions and Those of China Foods, and the Provisions of Utah and Delaware Law” below.

DIFFERENCES BETWEEN OUR CHARTER AND BYLAW PROVISIONS AND THOSE

OF CHINA FOODS AND THE PROVISIONS

OF UTAH AND DELAWARE LAW

There are differences between our Articles of Incorporation and Bylaws and the Certificate of Incorporation and Bylaws of China Foods, and between the URBCA, which currently governs our company, and the DGCL, which currently governs China Foods, and which will govern the surviving company following the reincorporation.  References below to Delaware law and Utah law describe such laws as currently in effect.  The following summary describes what the Board, with the advice of counsel, believes to be the most significant differences and similarities between our charter documents and China Foods’s and between Delaware law and Utah law that you should be aware of.  This summary does not purport to be a complete description of such differences and similarities, or to give full effect to the provisions of statutory or common law.  You should note that many provisions of the DGCL and the URBCA may be subject to differing interpretations.  The following is a summary only may be incomplete in certain respects.  The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. Accordingly, this summary is subject to, and qualified in its entirety by, reference to the DGCL and the URBCA, and relevant case law, as currently in effect, and to China Foods’s and our respective charter documents.

SPECIAL MEETINGS OF STOCKHOLDERS

Delaware Law:

A special meeting of stockholders may be called by:

•

the corporation’s board of directors; or

•

the person or persons authorized by the corporation’s bylaws or certificate of incorporation to call a special meeting.

Utah Law:

A special meeting of stockholders may be called by:

•

a corporation’s board of directors the person or persons authorized by the bylaws to call a special meeting; or

•

the holders of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation's secretary one or more written demands for the meeting, stating the purpose or purposes for which it is to be held.

Bylaws Comparison:

China Foods’s bylaws provide that a special meeting may be called by the Board, the chairman of the Board of Directors, the chief executive officer, the president or the Board of Directors or by the secretary of the Corporation upon the written request of stockholders entitled to cast not less than one-third percent (33-1/2%) of all the votes entitled to be cast at such meeting stating the purpose of such meeting and the matters proposed to be acted on at such meeting.  The Company bylaws provide that a special meeting may be called by the President, or a Vice-President or by the Treasurer or by a majority of the Board of Directors or whenever one or more of the stockholders entitled to vote and who hold at least 10 percent of the capital stock issued and outstanding shall make written application therefor to the Secretary or an assistant secretary stating the time, place and purpose of the meeting called.

INSPECTION OF STOCKHOLDER LIST

Delaware Law:

Stockholders in a Delaware corporation have the right to inspect and make copies of a corporation’s stock ledger, stockholder list and other books and records during normal business hours upon written demand made under oath stating the purpose of the inspection, for any proper purpose. Stockholders also have the right to examine the books and records of a subsidiary if the corporation can obtain the records through the exercise of control over the subsidiary, unless the inspection will result in a breach of any agreement between the corporation or its subsidiary and a person or persons not affiliated with the corporation, or the subsidiary has a legal basis to deny access.  If a corporation does not comply within applicable time periods, a court may summarily compel compliance.

Utah Law:

A shareholder of a corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, a list of shareholders if the shareholder gives the corporation written notice of the demand at least five business days before the date on which he wishes to inspect and copy the list.  Also, the demand must be made in good faith, be described in reasonably particularity the purpose and records he desires to inspect, and the records are directly connected with this purpose.  Utah provides for court-ordered inspection.

Company Comparison:

China Foods’s bylaws do not currently provide for inspection of a stock ledger outside of the requirements of Delaware law.  Our bylaws provide the officer or agent having charge of the stock transfer books for the shares of the Company shall make, at least five days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the addresses of and the number of shares held by each shareholder, which list for a period of five days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to the inspections by any shareholder at any time during normal business hours.  Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting, the original stock transfer books shall eb prima facie evidence as to who are the shareholder entitled to examine such lists or transfer books or to vote at any meeting of shareholders.

STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING

Delaware Law:

Unless the Certificate of Incorporation provide otherwise, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted.

Utah Law:

Unless otherwise provided in the articles of incorporation, any action that may be taken at an annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

Company Comparison:

China Foods’s Bylaws provide that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted.  The Company’s Articled of Incorporation and Bylaws are silent on the issue and thus is governed by the provision of Utah law described above.

CUMULATIVE VOTING; PLURALITY ELECTION OF DIRECTORS

Delaware Law:

Delaware permits, but does not require, cumulative voting.  Cumulative voting entitles each stockholder to have as many votes as there are persons to be voted for, and permits the holder to cast these votes for one candidate or any combination of two or more candidates.

Delaware Law provides that directors are elected by a plurality of votes (i.e., the director(s) receiving the most votes win).  A majority of votes is not required in order to be elected.

Utah Law:

Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation so provide.

Company Comparison:

The Certificate of Incorporation of China Foods does not provide for cumulative voting rights in the election of directors.  China Foods’s bylaws state that a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.  The Articles of the Company do not provide for a right to cumulate votes for the elections of directors.  The Bylaws of the Company provide that when a quorum is present at any meeting, a majority in interest of the stock represented thereat shall decide any questions brought before such meeting, unless a provision of the Articles or Bylaws shall provide for a different vote.

CLASSIFIED BOARD OF DIRECTORS

Delaware Law:

If provided for in a company’s charter or bylaws, its board of directors may be divided into up to three classes who serve overlapping terms.  The term of office of the first class expires at the first annual meeting held after classification becomes effective; of the second class 1 year thereafter; of the third class 2 years thereafter; and at each annual election held after classification becomes effective, directors shall be chosen for a full term to succeed those whose terms expire.

Utah Law:

The articles of incorporation may provide for staggering the terms of directors by dividing the total number of directors into two or three groups, with each group containing 1/2 or 1/3 of the total, as near as may be. In that event, the terms of directors in the first group expire at the first annual shareholders' meeting after their election, the terms of directors in the second group expire at the second annual shareholders' meeting after their election, and the terms of directors in the third group, if any, expire at the third annual shareholders' meeting after their election. Upon the expiration of the initial staggered terms directors shall be elected for terms of two years or three years, as the case may be, to succeed those whose terms expire.

Company Comparison:

The governing documents for the Company China Foods do not provide for a classified board.

AUTHORIZED NUMBER OF DIRECTORS

Delaware Law:

A corporation must have at least one director.  The number of directors is determined as set forth in the bylaws, unless the Certificate of Incorporation provide otherwise.

Utah Law:

Before any shares are issued, a corporation's board of directors may consist of one or more individuals. After shares are issued and for as long as a corporation has fewer than three shareholders entitled to vote for the election of directors, its board of directors may consist of a number of individuals equal to or greater than the number of those shareholders.  Otherwise, a corporation's board of directors shall consist of a minimum of three individuals. The number of directors shall be specified in or fixed in accordance with the bylaws. Unless otherwise provided in the articles of incorporation, the number of initial directors stated in the articles of incorporation as originally filed with the division, if initial directors are so named in the articles of incorporation, shall be superseded by a provision in the bylaws specifying the number of authorized directors.

Company Comparison:

The total number of authorized directors constituting the Board shall be fixed solely by resolution of the Board.  The Bylaws of China Foods specify the entire Board shall consist of one (1) or more directors, the total number thereof shall be authorized first by the incorporator of the Corporation and thereafter from time to time solely by resolution of the Board.

QUORUM OF DIRECTORS

Delaware Law:

A majority of directors shall constitute a quorum unless the corporation’s Certificate of Incorporation or bylaws establish a higher or lower number.  In no event may a quorum consist of fewer than one-third of the directors.

Utah Law:

Unless the articles of incorporation or bylaws require a greater number, or a lower number, a quorum of a board of directors consists of: (a) a majority of the fixed number of directors if the corporation has a fixed board size; or (b) a majority of the number of directors prescribed, or if no number is prescribed, of the number in office immediately before the meeting begins, if a range for the size of the board is established pursuant to URBCA 16-10a-803(2).  The articles of incorporation or bylaws may authorize a quorum of a board of directors to consist of no fewer than 1/3 of the fixed or prescribed number of directors determined under URBCA 16-10a-824(1).

Company Comparison:

China Foods’s bylaws provide that at any meeting of the Board, the presence of (a) a majority of the directors then in office or (b) one-third (1/3) of the total number of directors, whichever is greater, shall be necessary to constitute a quorum for the transaction of business.  The Company’s Bylaws provide that a quorum is a majority of those directors in office, but a lesser number not less than two may adjourn any meeting and the meeting may be held as adjourned without further notice.

REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

Delaware Law:

Directors may be removed by a majority vote of the stockholders entitled to vote for the election of directors, with or without cause, unless the corporation’s Certificate of Incorporation provide that directors can only be removed for cause.  However, directors serving on classified boards may only be removed for cause.  If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

Unless a corporation’s Certificate of Incorporation provide otherwise, vacancies on the corporation’s board, including a vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Utah Law:

The shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.    If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. If cumulative voting is in effect, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against removal. If cumulative voting is not in effect, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting notice shall state that the purpose, or one of the purposes, of the meeting is removal of the director.

The district court of the county in this state where a corporation's principal office is located or, if it has no principal office in this state, the district court for Salt Lake County may remove a director in a proceeding commenced either by the corporation or by its shareholders holding at least 10% of the outstanding shares of any class if the court finds that: (a) the director engaged in fraudulent or dishonest conduct or gross abuse of authority or discretion with respect to the corporation; and (b) removal is in the best interest of the corporation.

Unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (a) the shareholders may fill the vacancy; (b) the board of directors may fill the vacancy; or (c) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

Company Comparison:

China Foods’s Charter states that any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of directors.  Our Certificate of Incorporation is silent as to the issue of removal of directors and thus governed by Delaware law as described above.

APPRAISAL RIGHTS

Delaware Law:

In the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have the Court of Chancery determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares.  However, stockholders are not entitled to appraisal rights if the stockholder’s shares are (i) listed on a national securities exchange or (ii) held of record by more than 2,000 stockholders; and further provided that no appraisal rights will be available for shares of stock of the corporation surviving a merger if the merger did not require the vote of the stockholders of the surviving corporation for its approval.  However, appraisal rights will be available if the stockholders are required by the terms of the merger agreement to accept anything other than any one or combination of the following:

•

shares of stock of the surviving corporation;

•

shares of stock of any other corporation that will be either be listed on a national securities exchange or held of record by more than two thousand holder; or

•

cash in lieu of fractional shares or fractional depository receipts.

Utah Law:

Utah Law permits a stockholder to demand and receive payment of the fair value of the holder’s stock upon a merger or consolidation unless:

•

The stock is listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of the record date or the effective date of the merger; However, dissenters rights will still be available if:

•

Shareholders receive anything other than shares of the surviving corporation;

•

shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders; or

•

cash in lieu of fractional shares; or

•

any combination of the shares of the surviving corporation, or cash in lieu of fractional shares.

Company Comparison:

Stockholders in our company are entitled to receive appraisal rights in connection with our merger, and would be entitled to receive such rights if we were governed by Utah or Delaware law.  See “Dissenter’s Rights of Appraisal” below.

DIVIDENDS

Delaware Law:

Subject to any restrictions contained in its Certificate of Incorporation, the board of directors may declare and pay dividends out of its surplus, or if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year.  Dividends may not be declared and paid if the aggregate capital of the corporation becomes less than the aggregate capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such capital is repaired.

Utah Law:

A corporation’s board of directors may declare and pay dividends, unless after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Company Comparison:

Both China Foods’s bylaws and our bylaws permit dividends to be declared and paid to the extent permitted by law in the discretion of the board of directors and by the respective charter documents.  The bylaws of China Foods specify that the dividends may be paid in cash, property of shares of our capital stock.

PURCHASE AND REDEMPTION OF STOCK

Delaware Law:

Every corporation may acquire, redeem or otherwise deal in its own stock, unless the capital of the corporation is impaired or when the purchase or redemption would cause an impairment; provided however, a corporation may purchase or redeem capital stock which is entitled to a preference upon any distribution of its assets or, if no shares entitled to a preference are outstanding, any of its own shares if such shares will be retired upon their acquisition and the capital of the corporation will be reduced.

Utah Law:

A corporation may acquire its own shares and shares so acquired constitute authorized but unissued shares; unless as a result, it would not be able to pay indebtedness as it becomes due in the usual course of business, or its total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permits otherwise) the amount that would be needed to satisfy the preferential rights of stockholders holding stock with superior preferential rights to that being redeemed, if the corporation were dissolved at the time of the redemption.

AMENDMENTS TO CHARTER DOCUMENTS

Delaware Law:

In order to amend a corporation’s Certificate of Incorporation the board of directors must adopt a resolution setting forth the amendment and declaring its advisability.  It must then be approved by a stockholders owning a majority of the stock entitled to vote, and if separate voting by class is required, a majority of such class.

Utah Law:

Generally, in order to amend the corporation’s Articles of Incorporation, the board of directors must adopt a resolution setting forth and declaring advisable the proposed amendment and directing that the proposed amendment be submitted to stockholders for a vote.  Utah law permits the board of directors to amend the Articles of Incorporation without stockholder approval to change each issued and unissued authorized share of a class into a greater number of whole shares if the corporation has only shares of that class outstanding.

Company Comparison:

The charter documents for China Foods are silent as to amendment so Delaware law will govern.  The Articles of Incorporation for the Company reserve the right to amend the Articles but indicate any amendment must be pursuant to URBCA.

RELIANCE BY DIRECTORS

Delaware Law:

A member of the board of directors of a corporation or a member of any committee designed by the board of directors will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports, or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Utah Law:

In discharging the director's or officer's duties, a director or officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

i)

one or more officers or employees of the corporation, or of any other corporation of which at least 50% of the outstanding shares of stock entitling the holder of the shares to vote in the election of directors is owned directly or indirectly by the corporation, whom the director or officer reasonably believes to be reliable and competent in the matters presented;

ii)

legal counsel, public accountants, or other persons as to matters the director or officer reasonably believes are within the person's professional or expert competence; or

iii)

in the case of a director, a committee of the board of directors of which the director is not a member:

(1)

if the committee is designated in accordance with the articles of incorporation or the bylaws;

(2)

if the information, opinion, report, or statement is within the committee's designated authority;

(3)

if the director reasonably believes the committee merits confidence; and

(4)

subject to Subsection (3), so long as in so relying the director is acting in good faith with the degree of care an ordinarily prudent person in a like position would exercise under similar circumstances.

The director must act in good faith and he or she is not acting in good faith if he or she has any knowledge concerning the matter in question which would cause such reliance to be unwarranted.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OTHER PERSONS

Delaware Law:

A corporation may indemnify its present and former directors, officers, employees and agents, among others, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  The corporation may advance indemnification expenses if it receives an undertaking by or on behalf of the indemnitee to repay the amount advance if it is ultimately determined that the person was not entitled to be indemnified.

Utah Law:

A corporation may eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any action taken or any failure to take any action as a director, except liability for:

(a)

the amount of a financial benefit received by a director to which he is not entitled;

(b)

an intentional infliction of harm on the corporation or the shareholders;

(c)

a violation of Section 16-10a-842 (unlawful distributions); or

(d)

an intentional violation of criminal law.

Company Comparison:

The Certificate of Incorporation of China Foods and our Company obligate both companies to indemnify its directors and officers to the maximum extent permitted by law.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Delaware Law:

Contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, if (i) the director disclosed the material facts as to his or her interest to the board of directors, and after disclosure, the transaction was approved by a majority of disinterested directors, even if fewer than a quorum or the director disclosed his or her interest to the stockholders or, (ii) after disclosure, the transaction was approved by disinterested holders of a majority of shares entitled to vote on the matter; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

Utah Law:

A transaction effected or proposed to be effected by a corporation or by any entity controlled by the corporation that is not a director's conflicting interest transaction may not be enjoined, be set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, solely because a director, or any person with whom or which the director has a personal, economic, or other association, has an interest in the transaction.

A director's conflicting interest transaction may not be enjoined, be set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, solely because the director, or any person with whom or which the director has a personal, economic, or other association, has an interest in the transaction, if:

(a)

directors' action respecting the transaction was at any time taken in compliance with URBCA Section 16-10a-852;

(b)

shareholders' action respecting the transaction was at any time taken in compliance with URBCA Section 16-10a-853; or

(c)

the transaction, judged according to the circumstances at the time of commitment, is established to have been fair to the corporation.

ANTI-TAKEOVER PROVISIONS

Delaware Law:

Takeovers may be deterred by Delaware’s restriction on corporations engaging in business combinations with interested stockholders, i.e., stockholders who own more than 15% of the voting stock of the corporation.  For three years following the date that a stockholder becomes an interested stockholder, a corporation and the interested stockholder may not engage in a business combination unless:

•

prior to the that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the person becoming an interested stockholder;

•

upon consummation of the transaction which resulted in the person becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the outstanding stock of the corporation at the time the transaction commenced;

•

at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

The provisions of Delaware law prohibiting business combinations with interested stockholders are not currently applicable to us, but would become so in the event that our common (or another class of our voting stock) is listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held of record by 1,000 or more stockholders.

Utah Law:

The Utah Control Shares Acquisition Act (UCSAA) applies to “control shares” of an “issuing public corporation.” The UCSAA defines “control shares” as the shares of an issuing public corporation that would entitle a person to exercise voting power within any of the following ranges of voting power:

•

1/5 or more but less than 1/3 of all voting power.

•

1/3 or more but less than a majority of all voting power.

•

A majority or more of all voting power.

The UCSAA defines an issuing public corporation as a corporation that is organized under the laws of the state of Utah and that has all of the following:

•

100 or more shareholders.

•

Its principal place of business, its principal office, or substantial assets in the state of Utah; and

•

more than 10% of its shareholders residing in the state of Utah;

•

more than 10% of its shares owned by Utah residents; or

•

10,000 shareholders residing in the state of Utah.

Any person who proposes to make or has made a control share acquisition (as defined in the UCSAA) may deliver an acquiring person statement to the public corporation. The statement must contain:

•

The identity of the acquiring person and each other member of any group of which the person belongs to.

•

A declaration that the acquiring person statement is given under the UCSAA.

•

The number of shares of the public corporation owned by the acquiring person and each other member of the group.

•

The range of voting power under which the control share acquisition falls, if completed.

•

If the control share acquisition has not taken place:

o

a description in reasonable detail of the proposed control share acquisition; and

o

a statement by the acquiring person stating that the acquisition is not contrary to law and that the acquiring person has the financial capacity to make the proposed control share acquisition.

After the acquiring person statement has been delivered to the corporation, the corporation must call a meeting of the shareholders to vote on the proposed acquisition. The proposed acquisition must be approved by each voting group entitled to vote, voting separately, by a majority of the votes entitled to be cast by that group (excluding all interested shares). A corporation’s articles of incorporation or by-laws may provide that this chapter does not apply to control share acquisitions of shares of the corporation. However, the provision must have been adopted before a control share acquisition to exempt it.

DISSENTER’S RIGHTS OF APPRAISAL

Under Utah law, a shareholder is entitled to dissenter’s rights in the event of consummation of a plan of merger to which the corporation is a party.

A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.  A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if: (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder. A corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder shall certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement shall be stated in the dissenters' notice given pursuant to URBCA Section 16-10a-1322.

Pursuant to URBCA Section 16-10a-1320, the Company hereby provides notice of dissenter’s rights.  Since this corporate action described in this this Information Statement is authorized without a meeting of shareholders pursuant to URBCA Section 16-10a-704, the Information Statement includes the materials that would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting.  Upon an effective demand of dissenter’s rights, the Company will pay what it estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

Eligibility

Per URBCA 16-10a-1321(4), a shareholder must satisfy the requirements of URBCA 16-10a-1321, subsections (1) through (3) to be entitled to payment for shares:

(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights: (a) shall cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and (b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder shall have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

Notice

Pursuant to URBCA 16-10a-1322: (1) If the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part. (2) The dissenters' notice required by Subsection (1) shall be sent no later than 10 days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall: (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action; (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares shall be deposited; (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made; (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given; (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and (g) be accompanied by a copy of this part.

This Information Statement contains the notice required by URBCA 16-10a-1322.  The Information Statement describes the corporate action, its authorization, and the effective date.  The Merger was authorized on January 23, 2019, and the effective date is as soon as practicable, but in no event sooner than twenty days from the date of our mailing of this Information Statement to our stockholders.  We expect the effective date to be on or around March 5, 2019.

Payment Demands

Pursuant to URBCA section 16-10a-1323: (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice: (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing; (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302. (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action. (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

Payment demands can be made by sending written notice to China Foods Holdings Ltd. c/o Conn Flanigan, NewRev General Counsel, LLC, 8547 E. Arapahoe Road. #J453, Greenwood Village, CO 80112.  Demands must be received no earlier than March 1, 2019, and no later than

March 31, 2019.  When a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder shall certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights.

Payment Demands With Physical Certificates

Payment demands should be made using the following form and include physical stock certificate(s) representing the shares in question.

China Foods Holdings Ltd.

C/O  NewRev General Counsel, LLC

Attn:  Conn Flanigan

8547 E. Arapahoe Road #J453

Greenwood Village, CO 80112

The Undersigned being a shareholder of the corporation, demands payment for ____ shares of the common stock of the corporation, beneficially owned by the undersigned, as a dissenter to the corporate action pertaining to the merger of Trafalgar Resources, Inc., a Utah corporation into China Foods Holdings Ltd., a Delaware corporation.  Certificates for certificated shares are enclosed for deposit in accordance with the notice to dissenting shares received from the corporation.

Dated:  ______

Signed:_________

Shareholder

Address:

Payment Demands From Shareholders Without Certificates

If an eligible dissenting shareholder makes an effective and timely demand for payment under the dissenter’s rights statutes, but does not deposit the certificates representing the shares, the Company reserves the right to require the dissenting shareholder to establish proof of ownership, as determined by the Company and the Company’s transfer agent.  If ownership cannot be determined by the Company and the Company’s transfer agent within 90 days from the date of this Information Statement, the Company shall have no obligation to make any payments pursuant to the demand.

Payment Demand With Respect To Shares Held By One Or More Beneficial Owners

The Company requires that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder shall certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights.

Other

Shares of the Company acquired after the announcement of the corporate action may not be eligible for dissenters’ rights and the Company has the right to require a shareholder to certify in writing whether or not they acquired the shares in question prior to the required date.  Please see URBCA section 16-10a-1327.

There is a procedure for shareholders who are dissatisfied with a payment or offer pursuant to dissenters’ rights.  This is described at URBCA 16-10a-1328.  Also, pursuant to URBCA Sections 16-10a-1330-1331, there can be judicial appraisal of the shares and in certain circumstances court costs and counsel fees can assessed to the Company or the dissenting shareholder.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the reincorporation by merger, or transactions contemplated by the reincorporation that is not shared by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that would have been entitled to vote if a meeting had been held regarding the reincorporation consist of shares of our common stock.  Each share of our common stock is entitled to one.  On February 19, the record date for determining our stockholders who would have the right to vote on our Merger, 5,251,309 shares of our common stock were outstanding.

Security Ownership of Principal Holders And Management

To the knowledge of management, and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five (5%) percent of our common stock as of the date hereof, as well as the share holdings of the then members of management:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
HY (HK) Financial Investments Co. Ltd Kong Xiao Jun	5,000,000 5,000,000	95.2% 95.2%

(1) Kong Xiao Jun’s indirect ownership is through HY (HK) Financial Investments Co., Ltd..  Kong Xiao Jun  is the Chief Executive Officer, and a beneficial owner of more than 5% of the common shares, of HY (HK) Financial Investments Co., Ltd.

CERTAIN INFORMATION REGARDING OUR

DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

The following table sets forth the names of all of our directors and executive officers, as of the date hereof.

Name

Age

Offices Held

Kong Xiao Jun

47

Chief Executive Officer,

Chief Financial Officer

Director

Significant Employees

We have no employees who are not executive officers, but who are expected to make a significant contributions to the Company’s business.

Family Relationships

None.

Involvement in Certain Legal Proceedings

During the past five years, none of our directors, persons nominated to become directors, executive officers, promoters or control persons:

•

was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

•

was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•

was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee Financial Expert

The Securities Exchange Commission has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees.

One of the rules adopted by the SEC requires a company to disclose whether it has an “audit committee financial expert” serving on its audit committee.  Our board of directors has not yet established an audit committee.  As such, our board has not yet appointed an audit committee financial expert.  At this time, our board of directors believes it would be desirable to have an audit committee, and for the audit committee to have an audit committee financial expert serving on the committee.  While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

Compliance with Section 16(a) of the Exchange Act

To our knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, none of our officers, directors or beneficial holders of more than ten percent of our issued and outstanding shares of common stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, during the fiscal year ended September 30, 2018; except that certain prior members of management, did not file Form 4s or Form 5s to report the sale of shares to our current sole officer and director and/or their resignations as directors and officers of ours.

Code of Ethics

We have not yet adopted a code of ethics policy because we have had no significant operations up to this point.  We intend to adopt a code of ethics policy in the future.

Executive Compensation Table

The following table discloses, for the fiscal years ended September 30, 2018, 2017 and 2016, certain compensation paid to our named executive officers.

		Annual Compensation			Long-Term Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/ SARS
					(#)

Kong Xiao Jun CEO, Director	2018	-0-	-0-	-0-	-0-
Anthony Escobar CEO, Director	2017	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-

Option/SAR Grants In Last Fiscal Year

We granted no options or SARs during the fiscal year ended September 30, 2018 to the named executive officers.

No deferred compensation or long-term incentive plan awards were issued or granted to our management during the calendar fiscal years ending September 30, 2018, 2017, or 2016.

Compensation of Directors

There are no standard arrangements pursuant to which our directors are compensated for any services provided as director.  No additional amounts are payable to our directors for committee participation or special assignments.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Through November 30, 2018, there were no employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any director or executive officer of ours which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the company or any subsidiary, any change in control of the company, or a change in the person’s responsibilities following a change in control of the Company.

ADDITIONAL INFORMATION

Where You May Find Additional Information

We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  Our public filings are available at the Internet web site maintained by the SEC for issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR), http://www.sec.gov/edgar.

Householding

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders.  This process, which is commonly referred to as “householding” provides potentially extra convenience for stockholders and cost savings for companies.

For this Information Statement, a number of brokers with account holders who are stockholders of ours will be “householding” our Information Statement and the documents incorporated by reference that we are furnishing with the Information Statement.  A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or from our company that either of them will be “householding”

communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Information Statement, or if you currently receive multiple copies of the Information Statement at your address and would like to request “householding” of our communications, please notify your broker if your shares are not held directly in your name.  If you own your shares directly rather than through a brokerage account, you should direct your written request to us at China Foods Holdings Ltd. c/o Conn Flanigan, NewRev General Counsel, LLC, 8547 E. Arapahoe Road.  #J453, Greenwood Village, CO 80112.

MISCELLANEOUS

We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock and we will reimburse such holders for their reasonable expenses in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing to us at China Foods Holdings Ltd. c/o Conn Flanigan, NewRev General Counsel, LLC, 8547 E. Arapahoe Road.  #J453, Greenwood Village, CO 80112.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS.  HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

OTHER MATTERS

The Board is not aware of any matters to be presented for action at the special meeting other than as set forth in this information statement.

By Order of the Board of Directors,

TRAFALGAR RESOURCES, INC.

/s/ Kong Xiao Jun

Kong Xiao Jun

February 20, 2019

EXHIBITS INDEX

A.

Agreement and Plan of Merger, by and between the Company and China Foods, dated January 23, 2019

B.

Certificate of Incorporation China Foods

C.

Bylaws of China Foods

Exhibit A – Agreement and Plan of Merger, by and between the Company and China Foods, dated January 23, 2019

AGREEMENT AND PLAN OF MERGER

BETWEEN

TRAFALGAR RESOURCES, INC.,

a Utah corporation,

AND

CHINA FOODS HOLDINGS LTD.,

a Delaware corporation

This Agreement and Plan of Merger (this “Merger Agreement”) is by and between Trafalgar Resources, Inc., a Utah corporation (the “Merging Corporation”), and China Foods Holdings Ltd., a Delaware corporation (the “Surviving Corporation”).

1.

Merger.  The Merging Corporation shall, effective as of 11:59 p.m., Eastern Daylight Time, on February 25, 2019 (the “Effective Time”), be merged with and into the Surviving Corporation.  The Surviving Corporation shall be, and shall continue as, the surviving entity in the Merger under the name “China Foods Holdings Ltd.” and the separate existence of the Merging Corporation shall cease.

2.

Terms and Conditions of the Merger.  The respective obligations of the Surviving Corporation and the Merging Corporation to effect the Merger are subject to the approval and adoption of this Merger Agreement by the board of directors and the sole stockholder of the Surviving Corporation and the board of directors and the stockholders of the Merging Corporation.

3.

Articles of Incorporation.  The Articles of Incorporation of the Surviving Corporation as in effect immediately prior to the Effective Time shall remain the Articles of Incorporation of the Surviving Corporation.

4.

Bylaws.  The Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time shall remain the Bylaws of the Surviving Corporation.

5.

Board of Directors and Officers.

a)

The directors of the Merging Corporation and the Surviving Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation following the Effective Time, and those persons shall serve as directors until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

b)

The officers of the Surviving Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation following the Effective Time, and those persons shall serve in their offices until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

6.

Conversion of Outstanding Stock.  At the Effective Time, each share of common stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any further action, be converted to one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

7.

Effects of the Merger.  The Merger shall have the effects set forth in Section 16-10a-1106 of the Utah Revised Business Corporation Act (the “URBCA”) and Sections 259 and 260 of the Delaware General Corporation Law (the “DGCL”).  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges and powers of each of the Merging Corporation, and all property, real, personal and mixed, and all debts due to the Merging Corporation, as well as all other things and causes of action belonging to the Merging Corporation, shall be vested in the Surviving Corporation.

8.

Modifications and Termination.  Subject to the restrictions set forth in Section 16-10a-11 of the URBCA and Section 252 of the DGCL, this Merger Agreement may be amended or terminated at any time prior to the effective date of the certificate of merger by action of the sole shareholder of the Surviving Corporation and the stockholders of the Merging Corporation.

[Signature Page Follows]

ii

IN WITNESS WHEREOF, the undersigned have caused this Merger Agreement to be signed in their respective corporate names by a representative thereunto duly authorized as of the date written below.

TRAFALGAR RESOURCES, INC.

ATTEST:

/s/ Yimin Tao

By:    /s/ Kong Xiao Jun

Name:  Yimin Tao

Name: Kong Xiao Jun

Title: Assistant

Title: Director

Date: January 23, 2019

CHINA FOODS HOLDINGS LTD.

ATTEST:

By:  /s/ Yunsi Liu

Name:

Name:  Yunsi Liu

Title:

Title:    Director

Date: January 23, 2019

iii

Exhibit B – Certificate of Incorporation China Foods

CERTIFICATE OF INCORPORATION

OF

CHINA FOODS HOLDINGS LTD.

China Foods Holdings Ltd. (the “Corporation”), a corporation organizing under the laws of the State of Delaware, does hereby certify that:

ARTICLE I

The name of the corporation is China Foods Holdings Ltd.

ARTICLE II

The registered office of the Corporation in the State of Delaware is to be located at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex. The registered agent at such address in charge thereof shall be Harvard Business Services, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended (the “DGCL”).

ARTICLE IV

4.1

Authorized Capital Stock.  The aggregate number of shares of capital stock that the Corporation is authorized to issue is One Hundred Million (100,000,000), of which One Hundred Million (100,000,000) shares are common stock having a par value of $0.0001 per share (the “Common Stock”).

4.2

Increase or Decrease in Authorized Capital Stock.  The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 4.3 of this Article IV.

4.3

Preferred Stock.

(A)

The Board of Directors of the Corporation (the “Board”) is hereby authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board. The Board is further authorized, subject to limitations prescribed by law, to file a certificate of designation pursuant to the applicable law of the State of Delaware (any such certificate, a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, and restrictions thereof.  The authority of the Board with respect to each series shall include, but shall not be limited to and shall not require (unless otherwise required by applicable law), determination of the following:

(i)

The designation of the series, which may be by distinguishing number, letter, or title;

(ii)

The number of shares of the series, which number the Board may thereafter (except where otherwise provided in the applicable Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)

The amounts payable on, and the preferences, if any, of, shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)

The dates on which dividends, if any, shall be payable;

(v)

The redemption rights and price or prices, if any, for shares of the series;

(vi)

The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)

The amounts payable on, and the preferences, if any, of, shares of the series in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation;

(viii)

Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereto, the date or dates at which such shares shall be convertible or exchangeable, and all other terms and conditions upon which such conversion or exchange may be made;

(ix)

Restrictions on the issuance of shares of the same series or of any other class or series; and

(x)

The voting rights, if any, of the holders of shares of the series.

(B)

Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation, or by applicable law, only shares of Common Stock shall be voted in elections of directors and for all other purposes and shares of Preferred Stock shall not entitle the holder thereof to vote at or receive notice of any meeting of the stockholders of the Corporation.

4.4

Common Stock.

(A)

Common Stock shall be subject to the express terms of any series of Preferred Stock.  Each holder of Common Stock shall be entitled to one vote for each such share of Common Stock so held upon each matter properly submitted to a vote of the stockholders.

(B)

Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(C)

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to such amounts as provided under applicable law.

4.5

No Preemptive Rights.  No share of Common Stock or Preferred Stock shall entitle any holder thereof any preemptive right to subscribe for any shares of any class or series of stock of the Corporation whether now or hereafter authorized.

ARTICLE V

Provisions for the management of the business and for the conduct of the affairs of the Corporation and provisions creating, defining, limiting, and regulating the powers of the Corporation, the Board, and the stockholders are as follows:

5.1

General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board.  In addition to the powers and authority herein or by statute expressly conferred upon it, the Board is hereby expressly empowered to exercise all such powers and to do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of Delaware and of this Certificate of Incorporation as they may be amended, altered, or changed from time to time, and to any bylaws from time to time made by the Board or stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the Board that would have been valid if such bylaw had not been made.

5.2

Number of Directors; Election; Term.

(A)

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors constituting the Board shall be fixed solely by resolution of the Board.

(C)

Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

(D)

Election of directors of the Corporation need not be by written ballot unless the bylaws so provide.

(E)

No stockholder will be permitted to cumulate votes at any election of directors.

5.3

Vacancies and Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock, and except as otherwise provided in the DGCL, vacancies occurring on the Board for any reason and newly created directorships resulting from any increase in the authorized number of directors shall be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, at any meeting of the Board. A person so elected by the Board to fill a vacancy or newly created directorship shall hold office until his or her successor shall be duly elected and qualified, or until such Director’s earlier death, resignation, or removal.

5.4

Action by Written Consent.  Any action required or permitted to be taken by the stockholders of the Corporation may be effected by written consent.

5.5

Advance Notice.  Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders at any meeting of stockholders shall be given in the manner provided in the bylaws.

5.6

Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock or applicable law, special meetings of stockholders of the Corporation may be called by the Board, the Chairman of the Board, the Chief Executive Officer and shall be called by the Corporation if requested by one or more record stockholders representing ownership of at least thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Corporation’s stock entitled to vote and who has complied with the requirements set forth in the bylaws.  A special meeting of stockholders may not be called by any other person.

5.7

Amendments to the Bylaws.  In furtherance and not in limitation of the powers conferred by statute, the Board is hereby expressly authorized to adopt, alter, amend or repeal the bylaws of the Corporation without the assent or vote of the stockholders, including without limitation the power to fix, from time to time, the number of directors that shall constitute the whole Board, subject to the right of the stockholders to alter, amend, or repeal the bylaws made by the Board.

5.8

Submission of Contracts to Stockholder Vote. The Board in its discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such contract or act, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation that is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interest or for any other reason.

ARTICLE VI

6.1

Limitation of Personal Liability.  To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the DGCL is amended after the effective date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.  Any repeal or modification of this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.

6.2

Indemnification.

(A)

Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such director, officer, employee, or agent, or in any other capacity while serving as such director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys’ fees, judgments, fines, other expenses and losses, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of his or her heirs, executors, and administrators; provided, however, that, except as provided in paragraph (B) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board.  The right to indemnification conferred in this Article VI shall be a contract right and shall include the right of a director or officer to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, which undertaking shall itself be sufficient without the need for further evaluation of any credit aspects of the undertaking or with respect to such advancement, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by a final, non-appealable order of a court of competent jurisdiction that such director or officer is not entitled to be indemnified under this Article VI or otherwise.

(B)

If a claim under paragraph (A) of this Article VI is not paid in full by the Corporation within sixty (60) days after a written claim, together with reasonable evidence as to the amount of such claim, has been received by the Corporation, except in the case of a claim for advancement of expenses (including attorneys’ fees), in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense, including attorneys’ fees, of prosecuting such suit.  It shall be a defense to any such suit, other than a suit brought to enforce a claim for expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation, that the claimant

v

has not met the standards of conduct that make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including the Board or a committee thereof, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including the Board or a committee thereof, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the suit or create a presumption that the claimant has not met the applicable standard of conduct.  In any suit brought by an indemnitee to enforce a right to indemnification or to advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to such indemnification, or to such advancement of expenses, under this Article VI or otherwise shall be on the Corporation.

(C)

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article VI shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, or vote of stockholders or disinterested directors, or otherwise.

(D)

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the DGCL.

(E)

In the case of a claim for indemnification or advancement of expenses against the Corporation under this Article VI arising out of acts, events, or circumstances for which the claimant, who was at the relevant time serving as a director, officer, employee, or agent of any other entity at the request of the Corporation, may be entitled to indemnification or advancement of expenses pursuant to such other entity’s certificate of incorporation, bylaws, or other governing document, or a contractual agreement between the claimant and such entity, the claimant seeking indemnification or advancement of expenses hereunder shall first seek indemnification or advancement of expenses pursuant to any such governing document or agreement.  To the extent that amounts to be paid in indemnification or advancement to a claimant hereunder are paid by such other entity, the claimant’s right to indemnification and advancement of expenses hereunder shall be reduced.

(F)

Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under §291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under §279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE VIII

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim arising pursuant to any provision of the DGCL, or (D) any action asserting a claim governed by the internal affairs doctrine as such doctrine exists under the law of the State of Delaware.

IN WITNESS WHEREOF, the Incorporator has caused this Certificate of Incorporation to be filed with the State of Delaware on January 10, 2019.

/s/ Conn Flanigan

Name: Conn Flanigan
Title: Incorporator Address: 8547 E. Arapahoe Road #J453 Greenwood Village CO, 80112

Exhibit C – Bylaws of China Foods

BYLAWS

OF

CHINA FOODS HOLDINGS LTD.

A Delaware corporation

(Adopted as of January 11, 2019)

TABLE OF CONTENTS

ARTICLE 1.  OFFICES

Section 1.1.

Registered Office

Section 1.2.

Other Offices

ARTICLE 2.  STOCKHOLDERS’ MEETINGS

Section 2.1.

Annual Meeting

Section 2.2.

Special Meetings

Section 2.3.

Notice of Stockholder Business and Nominations

Section 2.4.

Notice of Meetings

Section 2.5.

Record Date

Section 2.6.

List of Stockholders

Section 2.7.

Voting

Section 2.8.

No Action by Written Consent

Section 2.9.

Proxies

Section 2.10.

Quorum

Section 2.11.

Adjournment

Section 2.12.

Organization of Meetings

Section 2.13.

Conduct of Meetings

Section 2.14.

Joint Owners of Stock

ARTICLE 3.  BOARD OF DIRECTORS

Section 3.1.

Number

Section 3.2.

Resignations and Vacancies

Section 3.3.

Meetings

Section 3.4.

Action Without a Meeting

Section 3.5.

Quorum

Section 3.6.

Vote Necessary to Act and Participation by Conference Telephone

Section 3.7.

Fees and Compensation of Directors

Section 3.8.

Executive and Other Committees

Section 3.9.

Indemnification

Section 3.10.

Removal

Section 3.11.

Chairman

ARTICLE 4.  OFFICERS

i

Section 4.1.

Officers Generally

Section 4.2.

Duties of Officers

Section 4.3.

Authority to Sign

Section 4.4

Voting of Securities Owned by the Corporation

ARTICLE 5.  STOCK

Section 5.1.

Certificates

Section 5.2.

Lost, Stolen, or Destroyed Stock Certificates; Issuance of New Certificates

Section 5.3.

Transfers

Section 5.4.

Registered Stockholders

ARTICLE 6.  DIVIDENDS

Section 6.1.

Declaration of Dividends

Section 6.2

Dividend Reserve

ARTICLE 7.  GENERAL MATTERS

Section 7.1.

Seal

Section 7.2.

Fiscal Year

Section 7.3.

Waiver of Notice Meetings of Stockholders, Directors, and Committees

Section 7.4.

Amendments to the Bylaws

ARTICLE 8.  CONSTRUCTION AND DEFINED TERMS

Section 8.1.

Construction

Section 8.2.

Defined Terms

ii

BYLAWS

OF

CHINA FOODS HOLDINGS LTD.

A Delaware corporation

ARTICLE 1
OFFICES

Section 1.1.  Registered Office.  The address of the registered office of the Corporation in Delaware shall be 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex.  The registered agent at such address in charge thereof shall be Harvard Business Services, Inc., all of which shall be subject to change from time to time as permitted by law.

Section 1.2.  Other Offices.  The Corporation may also have an office or offices or place or places of business within or without the State of Delaware as the Board may from time to time designate.

ARTICLE 2
MEETINGS OF STOCKHOLDERS

Section 2.1.  Annual Meeting.  The annual meeting of the stockholders shall be held at the principal place of business of the Corporation or at such other place within or outside of Delaware (or may not be held at any place, but may instead be held solely by means of remote communication if so decided by the Board in its sole discretion), on such date and at such time as shall be determined from time to time by the Board, for the purpose of electing directors and for transacting other proper business.

Section 2.2.  Special Meetings.

(a)  Special meetings of the stockholders for any purpose or purposes, other than those required by statute, may be called at any time by the Board, the Chairman of the Board, or the Chief Executive Officer and shall be called by the Corporation upon the request of the stockholders as set forth in Section 2.2(b) below.  Except as set forth in this Section 2.2, no other person may call a special meeting of stockholders.  Special meetings of the stockholders shall be held at the principal place of business of the Corporation or at such other place within or outside of Delaware (or may not be held at any place, but may instead be held solely by means of remote communication if so decided by the Board in its sole discretion), on such date and at such time as shall be determined from time to time by the Board, for the purpose set forth in the Corporations notice of meeting.

(b)  A special meeting of the stockholders shall be called by the Corporation following the receipt by the Secretary of a written request for a special meeting of the stockholders (a “Special Meeting Request”) from one or more record stockholders representing ownership of at least thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Corporation’s stock entitled to vote (the “Requisite Holders”) if such Special Meeting Request complies with the requirements set forth in this Section 2.2(b).  A Special Meeting Request shall only be valid if it is signed and dated by each of the Requisite Holders (or their duly authorized agents) and if such request sets forth all information required in Section 2.3(a)(2).  If a Special Meeting Request complies with this Section 2.2, the Board may fix a record date (in accordance with Section 2.5 herein), which shall not precede and shall not be more than ten (10) days after the close of business on the date on which the resolution fixing the record date is adopted by the Board. If the Board, within ten (10) days after the date on which a valid Special Meeting Request is received, fails to adopt a resolution fixing the record date, the record date shall be the close of

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business on the tenth (10th) day after the first date on which the Special Meeting Request is received by the Secretary.  The Board shall also establish the place (if any), date and time of the special meeting of stockholders requested in such Special Meeting Request. The date of any such special meeting shall not be more than ninety (90) days after the Secretary’s receipt of the properly submitted Special Meeting Request; provided, however, that in the event that a Special Meeting Request is received after the expiration of the advance notice period set forth in Section 2.3(a)(2), but before the annual meeting of stockholders, the Board may use its discretion to set the date of a special meeting no more than ten (10) days following the annual meeting of stockholders.  Only matters that are stated in the Special Meeting Request shall be brought before and acted upon during the special meeting of stockholders called according to the Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting any matters to the stockholders at any special meeting of stockholders called by the stockholders pursuant to this Section 2.2(b).  Requisite Holders may revoke a Special Meeting Request by written revocation delivered to the Corporation at any time prior to the special meeting of stockholders; provided, however, the Board shall have the sole discretion to determine whether to proceed with the special meeting of stockholders following such written revocation. Additionally, a Requisite Holder whose signature (or authorized agent’s signature) appears on a Special Meeting Request may revoke such Requisite Holder’s participation in a Special Meeting Request at any time by written revocation delivered to the Secretary in the same manner as the Special Meeting Request and if, following any such revocation, the remaining Requisite Holders participating in the Special Meeting Request do not represent at least the Requisite Percentage, the Special Meeting Request shall be deemed revoked. Likewise, any reduction in percentage stock ownership of the Requisite Holders below the Requisite Percentage following delivery of the Special Meeting Request to the Secretary shall be deemed to be a revocation of the Special Meeting Request.  If written revocations of requests for the special meeting have been delivered to the Secretary and the result is that stockholders (or their agents duly authorized in writing), as of the date of the Special Meeting Request, entitled to cast less than the Requisite Percentage have delivered, and not revoked, requests for a special meeting to the Secretary, the Secretary shall refrain from mailing the notice of the meeting and send to all requesting stockholders who have not revoked such requests a written notice of any revocation of a request for the special meeting or, if the notice of meeting has been mailed, the Secretary shall send to all requesting stockholders who have not revoked requests for a special meeting a written notice of any revocation of a request for the special meeting and of the Secretary’s intention to revoke the notice of the meeting, and shall there thereafter revoke the notice of the meeting at any time before ten days before the commencement of the meeting. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.  A Special Meeting Request shall not be valid (and thus the special meeting of stockholders requested pursuant to the Special Meeting Request will not be held) if (i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; or (ii) the Special Meeting Request was made in a manner that involved a violation of Section 14(a) under the Exchange Act and the rules and regulations thereunder.  In addition, if none of the Requisite Holders appears or sends a representative to present the business or nomination submitted by the stockholders in the Special Meeting Request to be conducted at the special meeting of stockholders, the Corporation need not conduct any such business or nomination for a vote at such special meeting of stockholders.

Section 2.3.  Notice of Stockholder Business and Nominations.

(a)  Annual Meetings of Stockholders.

(1)  At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting of stockholders, nominations of persons for election to the Board of the Corporation and the proposal of other business must be brought (A) pursuant to the Corporation’s notice of meeting (or any supplement

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thereto), (B) by or at the direction of the Board or any committee thereof, or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.3(a) is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the annual meeting, who is entitled to vote at the meeting, and  who complies with the notice procedures set forth in this Section 2.3(a).  For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the Corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 of the Exchange Act) before an annual meeting of stockholders.

(2)  For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 2.3, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the Corporation’s principal executive offices, and any such proposed business (other than the nominations of persons for election to the Board) must constitute a proper matter for stockholder action at such meeting.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than thirty (30) days prior to such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.  Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class or series and number of shares of stock that are owned beneficially and of record by such nominee as well as any derivative or synthetic instrument, convertible security, put, option, stock appreciation right, swap or similar contract, agreement, arrangement or understanding the value of or return on which is based on or linked to the value of or return on any shares of stock, (iv) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such nominee, whether or not such instrument or right shall be subject to settlement in underlying shares of stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such nominee with respect to securities of the Corporation, (v) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (vi) such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and any beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of stock

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that are owned beneficially and of record by such stockholder and such beneficial owner as well as any derivative or synthetic instrument, convertible security, put, option, stock appreciation right, swap or similar contract, agreement, arrangement or understanding the value of or return on which is based on or linked to the value of or return on any shares of stock, (iii) a description of any agreement, arrangement, or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (v) a representation that the stockholder is a holder of record of stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends (I) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding stock required to approve or adopt the proposal or elect the nominee and/or (II) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(3)  At the request of the Board, any person nominated by a stockholder for election or reelection as a director must furnish to the Secretary of the Corporation (A) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (B) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation and (C) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.3.

(4)

Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.3 to the contrary, in the event that the number of directors to be elected to the Board of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (a)(2) of this Section 2.3, and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.3 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)

Special Meetings of Stockholders.

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(1)  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board or (B) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.3(b) is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.3(b).

(2)  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder delivers a notice in the form as is required by paragraph (a)(2) of this Section 2.3 to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)

General.

(1)

Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 2.3 shall be eligible to be elected at an annual or special meeting of stockholders to serve as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.3.  Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.3, and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 2.3, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.  Notwithstanding the foregoing provisions of this Section 2.3, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 2.3, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(2)

A stockholder providing written notice required by this Section 2.3 shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is ten (10) business days prior to the meeting and, in the event of any adjournment or postponement thereof, ten (10) business days prior to such adjourned or postponed meeting. In the case of

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an update and supplement pursuant to clause (i) of this Section 2.3(c)(2), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.3(c)(2), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting.

(3)

For purposes of this Section 2.3, “public announcement” shall include disclosure in a press release reported by a national news service, or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(4)

Notwithstanding the foregoing provisions of this Section 2.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.3; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.3, and compliance with this Section 2.3 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the last sentence of (a)(1), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time).  Nothing in this Section 2.3 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act, or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation

Section 2.4.  Notice of Meetings.  Notice of all stockholders’ meetings shall be given in writing by the Secretary or another officer of the Corporation authorized to give such notice, or (b) in case of a special meeting duly requested by stockholders pursuant to Section 2.2 and for which the Secretary has refused to give notice, by the stockholders entitled to call such meeting.  Notice of any stockholders’ meeting shall state the date and hour when and the place where it is to be held, if any (or, the means of remote communication, if any, by which stockholders may be deemed to be present in person and vote at such meeting), the record date for determining the stockholders entitled to vote at such meeting if such date is different from the record date for determining the stockholders entitled to notice of such meeting, and, in the case of a special meeting, the purpose or purposes for which such meeting is called.  Subject to Section 7.3, and unless otherwise required by law, not more than sixty (60) nor less than ten (10) days prior to any such meeting, such notice shall be given to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, directed by United States mail, postage prepaid, to such stockholder’s address as it appears upon the records of the Corporation.

Section 2.5.  Record Date.  The Board may fix a date, which date shall not precede the date upon which the resolution fixing such date is adopted by the Board and shall not be more than sixty (60) nor less than ten (10) days preceding any meeting of stockholders, as the record date for the determination of the stockholders entitled to notice of such meeting.  If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of such meeting shall be the date for making such determination.  If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the

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close of business on the day next preceding the day on which such meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.5 at the adjourned meeting.  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 2.6.  List of Stockholders.  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of stock registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting, during ordinary business hours, at the principal place of business of the Corporation.  A list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place, if any, of the meeting during the whole time thereof and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders.

Section 2.7.  Voting.  Except as may be otherwise required by law, the Certificate of Incorporation, or these Bylaws, (a) every stockholder of record shall be entitled to one (1) vote for each share of stock held of record by such stockholder on the record date for determining the stockholders entitled to vote or act by written consent; (b) in all matters other than a contested election of directors, the affirmative vote of the majority of shares of stock present in person or represented by proxy at a stockholders’ meeting having a quorum and entitled to vote on the subject matter shall be the act of the stockholders; and (c) in a contested election of directors, directors shall be elected by a plurality of the votes of the shares of stock present in person or represented by proxy at a stockholders’ meeting having a quorum and entitled to vote on the election of directors.  No stockholder will be permitted to cumulate votes at any election of directors.

Section 2.8.  Action by Written Consent.  Any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted.

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Section 2.9.  Proxies.  At any meeting of the stockholders, any stockholder entitled to vote thereat may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by transmission permitted by law filed in accordance with the procedure established for the meeting, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person.

Section 2.10.  Quorum.  Except as may be otherwise required by law or the Certificate of Incorporation, at any meeting of the stockholders, the presence in person or by proxy of the holders of record of shares of stock that would constitute a majority of the votes if all the issued and outstanding shares of stock entitled to vote at such meeting were present and voted shall be necessary to constitute a quorum; provided, however, that, where a separate vote by a class or series of stock is required, a quorum shall consist of the presence in person or by proxy of the holders of record of shares of stock that would constitute a majority of the votes of such class or series if all issued and outstanding shares of stock of such class or series entitled to vote at such meeting were present and voted.  In the absence of a quorum and until a quorum is secured, either the chairman of the meeting or a majority of the votes cast at the meeting by stockholders who are present in person or by proxy may adjourn the meeting, from time to time, without further notice if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken.  No business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted at the original meeting.

Section 2.11.  Adjournment.  Any meeting of stockholders may be adjourned at the meeting from time to time, either by the chairman of the meeting, for an announced proper purpose, or by the stockholders, for any purpose, to reconvene at a later time and at the same or some other place, if any, and by the same or other means of remote communication, if any, and, unless otherwise required by law, notice need not be given of any such adjourned meeting if the time and place, if any, or the means of remote communication, if any, thereof are announced at the meeting at which the adjournment is taken.  If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with the DGCL and section 2.5 herein and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.  No business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted at the original meeting.

Section 2.12.  Organization of Meetings.  Meetings of stockholders shall be presided over by the chairman of the meeting, who shall be one of the following, here listed in the order of preference: (a) the Chairman of the Board; or (b) in the Chairman’s absence, the Chief Executive Officer; or (c) in the Chief Executive Officer’s absence, the President; or (d) in the President’s absence, a Vice President; or (d) in the absence of the foregoing officers, a chairman chosen by the stockholders at the meeting.  The Secretary shall act as secretary of the meeting, but in such officer’s absence, the chairman of the meeting shall appoint a secretary of the meeting.

Section 2.13.  Conduct of Meetings.  Subject to and to the extent permitted by law, the Board may adopt by resolution such rules and regulations for the conduct of meetings of stockholders as it shall deem appropriate.  Except to the extent inconsistent with law or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations, and procedures, and to do all such acts, as in the judgment of such chairman are

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appropriate for the proper conduct of the meeting.  Such rules, regulations, or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following:  (a) the establishment of an agenda or order of business for the meeting and announcement of the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders, their duly authorized proxies, or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants; and (f) appointment of inspectors of election and other voting procedures, including those procedures set out in Section 231 of the DGCL.  Unless and to the extent determined otherwise by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.14.  Joint Owners Of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in Section 217(b) of the DGCL. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

ARTICLE 3
BOARD OF DIRECTORS

Section 3.1.  Number.  Except as may be otherwise provided in the Certificate of Incorporation and subject to the rights of holders of any series of Preferred Stock, the entire Board shall consist of one (1) or more directors, the total number thereof shall be authorized first by the incorporator of the Corporation and thereafter from time to time solely by resolution of the Board.  Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal.  Directors need not be stockholders of the Corporation.

Section 3.2.  Resignations and Vacancies.

(a)  Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

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(b)  Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, and except as otherwise provided in the DGCL, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors shall be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, at any meeting of the Board. A person so elected by the Board to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been assigned by the Board and until his or her successor shall be duly elected and qualified, or until such director’s earlier death, resignation, or removal.

Section 3.3.  Meetings.  The Board may by resolution provide for regular meetings to be held at such times and places as it may determine, and such meetings may be held without further notice.  Special meetings of the Board may be called by the Chairman, the Chief Executive Officer, the President, or by not less than a majority of the directors then in office.  Subject to Section 7.3, notice of the time and place of such meeting shall be given by or at the direction of the person or persons calling the meeting, and shall be delivered personally, telephoned, or sent by electronic mail or facsimile, to each director at least twenty-four (24) hours prior to the time of the meeting, or sent by First Class United States mail, postage prepaid, to each director at such director’s address as shown on the records of the Corporation, in which case such notice shall be deposited in the United States mail no later than the fourth (4th) business day preceding the day of the meeting.  Unless otherwise specified in the notice of a special meeting, any and all business may be transacted at such meeting.  Meetings of the Board, both regular and special, may be held either within or outside the State of Delaware.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the board of directors, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.4.  Action Without a Meeting.  Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all the directors or all members of the committee, as the case may be, consent thereto in writing or by electronic transmission, and such writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee, as the case may be.

Section 3.5.  Quorum.  At any meeting of the Board, the presence of (a) a majority of the directors then in office or (b) one-third (1/3) of the total number of directors, whichever is greater, shall be necessary to constitute a quorum for the transaction of business.  Notwithstanding the foregoing, if at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without further notice if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken.

Section 3.6.  Vote Necessary to Act and Participation by Conference Telephone.  The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, except as may otherwise be provided by law, the Certificate of Incorporation, or these Bylaws.  Participation in a meeting by conference telephone or similar means by which all participating directors can hear each other shall constitute presence in person at such meeting.

Section 3.7  Fees and Compensation of Directors.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors.

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Section 3.8.  Executive and Other Committees.

(a)  The Board may by resolution designate an Executive Committee and/or one or more other committees, each committee to consist of two (2) or more directors, except that the Executive Committee, if any, shall consist of not less than (3) directors.  Any such committee, to the extent provided in such resolution or in these Bylaws, shall have and may exercise the powers and authority of the Board in the management of the business and affairs of the Corporation, except in reference to powers or authority expressly forbidden such committee by law, and may authorize the seal of the corporation to be fixed to all papers that may require it.

(b)  During the intervals between meetings of the Board, the Executive Committee, unless restricted by resolution of the Board, shall possess and may exercise, under the control and direction of the Board, all of the powers of the Board in the management and control of the business of the Corporation to the fullest extent permitted by law.  All action taken by the Executive Committee shall be reported to the Board at its first meeting thereafter and shall be subject to revision or rescission by the Board; provided, however, that rights of third parties shall not be affected by any such action by the Board.

(c)  If any member of any such committee other than the Executive Committee is absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member.

(d)  Any such committee shall meet at stated times or on notice to all of its own number.  It shall fix its own rules of procedure.  A majority shall constitute a quorum, but the affirmative vote of a majority of the whole committee shall be necessary to act in every case.

Section 3.9.  Indemnification.

(a)  Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such director, officer, employee, or agent, or in any other capacity while serving as such director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys’ fees, judgments, fines, other expenses and losses, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of his or her heirs, executors, and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board.  The right to indemnification conferred in this Section 3.9 shall be a contract right and shall include the right of a director or officer to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of

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such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, which undertaking shall itself be sufficient without the need for further evaluation of any credit aspects of the undertaking or with respect to such advancement, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by a final, non-appealable order of a court of competent jurisdiction that such director or officer is not entitled to be indemnified under this Section 3.9 or otherwise.

(b)  If a claim under Section 3.9(a) is not paid in full by the Corporation within sixty (60) days after a written claim, together with reasonable evidence as to the amount of such claim, has been received by the Corporation, except in the case of a claim for advancement of expenses (including attorneys’ fees), in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense, including attorneys’ fees, of prosecuting such suit.  It shall be a defense to any such suit, other than a suit brought to enforce a claim for expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation, that the claimant has not met the standards of conduct that make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including the Board or a committee thereof, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including the Board or a committee thereof, independent legal counsel, or the stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the suit or create a presumption that the claimant has not met the applicable standard of conduct.  In any suit brought by an indemnitee to enforce a right to indemnification or to advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to such indemnification, or to such advancement of expenses, under this Section 3.9 or otherwise shall be on the Corporation.

(c)  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 3.9 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, or vote of stockholders or disinterested directors, or otherwise.

(d)  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the DGCL.

(e)  In the case of a claim for indemnification or advancement of expenses against the Corporation under this Section 3.9 arising out of acts, events, or circumstances for which the claimant, who was at the relevant time serving as a director, officer, employee, or agent of any other entity at the request of the Corporation, may be entitled to indemnification or advancement of expenses pursuant to such other entity’s certificate of incorporation, bylaws, or other governing document, or a contractual agreement between the claimant and such entity, the claimant seeking indemnification or advancement of expenses hereunder shall first seek indemnification or advancement of expenses pursuant to any such governing document or agreement.  To the extent that amounts to be paid in indemnification or

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advancement to a claimant hereunder are paid by such other entity, the claimant’s right to indemnification and advancement of expenses hereunder shall be reduced.

Section 3.10.  Removal.  Except as may be otherwise provided in the Certificate of Incorporation and subject to the rights of holders of any  series of Preferred Stock, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Section 3.11.  Chairman.  The Board shall elect a Chairman from among the directors.  The Chairman shall preside at all meetings of the Board and shall perform such other duties as may be directed by resolution of the Board or as otherwise set forth in these Bylaws.

ARTICLE 4
OFFICERS

Section 4.1.  Officers Generally.  The Corporation shall have the Chief Executive Officer, the President, the Chief Financial Officer, Chief Operating Officer, the Secretary, the Treasurer and one or more Vice Presidents, all of whom shall be chosen by the Board.  The Corporation may also have one or more Assistant Secretaries, Assistant Treasurers, and other officers and agents as the Board may deem advisable, all of whom shall be chosen by the Board.  The Board may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law.  All officers shall hold office for one (1) year and until their successors are selected and qualified, unless otherwise specified by the Board; provided, however, that any officer shall be subject to removal at any time by Board and the Board may fill any vacant officer position.  The officers shall have such powers and shall perform such duties, executive or otherwise, as from time to time may be assigned to them by the Board and, to the extent not so assigned, as generally pertain to their respective offices, subject to the control of the Board.  The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board.

Section 4.2.  Duties of Officers.

(a)  Chief Executive Officer.  The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board, unless the Chairman of the Board has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and officers of the Corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board shall designate from time to time.

(b)  President.  The President shall preside at all meetings of the stockholders and at all meetings of the Board (if a director), unless the Chairman of the Board or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board shall designate from time to time.

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(c)  Chief Financial Officer.  The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board or the President. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time.

(d) Chief Operating Officer.  The Chief Operating Officer shall preside at all meetings of the stockholders and at all meetings of the Board (if a director), unless the Chairman of the Board, the Chief Executive Officer or the President has been appointed and is present. The Chief Operating Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board, Chief Executive Officer or President shall designate from time to time.

(e) Secretary.  The Secretary shall attend all meetings of the stockholders and of the Board and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board shall designate from time to time. The President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board or the President shall designate from time to time.

(f)  Treasurer.  Unless another officer has been appointed Chief Financial Officer of the Corporation, the Treasurer shall be the chief financial officer of the Corporation and shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board, the Chief Executive Officer or the President, and, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board, the Chief Executive Officer or the President shall designate from time to time.

(g)  Vice Presidents.  The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

(h)  Other Officers.  Other officers of the Corporation shall have such powers and shall perform such duties as may be assigned by the Board.

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Section 4.3.  Authority to Sign.  The Board may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.  All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board shall authorize so to do.  Unless authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 4.4.  Voting Of Securities Owned By The Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board, or, in the absence of such authorization, by the Chairman of the Board, the Chief Executive Officer, the President, or any Vice President.

ARTICLE 5
STOCK

Section 5.1.  Certificates.  Shares of stock shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes or series of stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every holder of record of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Operating Officer or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares of stock owned by such holder.  Any of or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 5.2.  Lost, Stolen, or Destroyed Stock Certificates; Issuance of New Certificates.  A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 5.3.  Transfers.  Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

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Section 5.4.  Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 6
DIVIDENDS

Section 6.1. Declaration Of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 6.2. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interests of the corporation, and the Board may modify or abolish any such reserve in the manner in which it was created.

ARTICLE 7
GENERAL MATTERS

Section 7.1.  Seal.  The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board.

Section 7.2.  Fiscal Year.  The fiscal year of the Corporation shall be determined by resolution of the Board.

Section 7.3.  Waiver of Notice of Meetings of Stockholders, Directors, and Committees.  Any waiver of notice given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, and does object, at the beginning of such meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of the Board need be specified in a waiver of notice.

Section 7.4.  Amendments to the Bylaws.  Subject to the provisions of the Certificate of Incorporation, the Board is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, any amendment or modification of Section 2.2, Section 2.3, Section 2.7, Section 2.8, Section 3.1, Section 3.2, Section 3.9, Section 3.10 and this Section 7.4 shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

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ARTICLE 8
CONSTRUCTION AND DEFINED TERMS

Section 8.1.  Construction.  As appropriate in context, whenever the singular number is used in these Bylaws, the same includes the plural, and whenever the plural number is used in these Bylaws, the same includes the singular.  As used in these Bylaws, each of the neuter, masculine, and feminine genders includes the other two genders.  As used in these Bylaws, “include,” “includes,” and “including” shall be deemed to be followed by “without limitation”.

Section 8.2.  Defined Terms.  As used in these Bylaws,

“Affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act.

“Board” means the board of directors of the Corporation.

“Bylaws” means these bylaws of the Corporation, as the same may be amended from time to time.

“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as the same may be amended from time to time.

“Common Stock” means the common stock of the Corporation, par value $0.0001 per share.

“Corporation” means China Foods Holdings Ltd.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“DGCL” means the General Corporation Law of the State of Delaware, as the same may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

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